Exhibit 10.6(c)
                                                                 ---------------


AND WHEN RECORDED RETURN TO:

Morrison & Foerster
555 West Fifth Street, Suite 3500
Los Angeles, California 90013-1024

Attention:  Edward W. Zaelke, Esq.


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                      (Space above line for Recorder's Use)

                          SECOND AMENDMENT TO SERIES B
                      DEED OF TRUST AND ASSIGNMENT OF RENTS

                THIS SECOND AMENDMENT TO SERIES B DEED OF TRUST AND ASSIGNMENT OF RENTS (this "Agreement") is dated as of the 30th day of June, 1992, by and between ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership (the "Partnership") and ZOND WINDSYSTEMS HOLDING COMPANY, a California corporation, formerly known as ZOND CONSTRUCTION CORPORATION III, a California corporation ("Beneficiary").

                                    RECITALS

                WHEREAS, the Partnership, as trustor, executed that certain Series B Deed of Trust and Assignment of Rents dated as of November 7, 1985 and recorded November 15, 1985 in Book 5816, Page 1437 as Instrument No. 54691 in the Official Records of Kern County, California (the "Official Records") to Ticor Title Insurance Company of California, a California corporation, as trustee, in favor of Beneficiary, as beneficiary, as amended by that certain First Amendment to Series B Deed of Trust and Assignment of Rents dated March 24, 1986 and recorded in the Official Records on March 26, 1986 in Book 5856, Page 1401 (as so amended, the "Deed of Trust"), which Deed of Trust encumbers all of Partnership's right, title and interest in and to all real property interests of the Partnership and to which the Partnership is entitled including, without limitation, the items described in Section I.A.1.01 of the Deed of Trust. Capitalized terms used but not defined herein shall have the meanings contained in the Deed of Trust; and

                WHEREAS, said Deed of Trust secures the obligations of the Partnership under the Series B Purchase Note and the Deed of Trust; and

                WHEREAS, the parties hereto desire to supplement the Deed of Trust by (i) modifying the terms thereof to such extent as may be provided below, and (ii) expressly recognizing and affirming the continuing effectiveness and priority of the lien or charge of said Deed of Trust, as supplemented herein, as to all sums at any time outstanding under the Series B Purchase Note, the Deed of Trust and any other secured obligations under the Deed of Trust;

                NOW, THEREFORE, in consideration of the foregoing Recitals and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEED OF TRUST

                1.1 Grant. The Deed of Trust is hereby amended by adding the following to the Deed of Trust as a new subparagraph 1.01(e):

                "(e) Sublease ("Sublease") dated as of August 30, 1990 by and between Zond Systems, Inc., a California corporation ("ZSI"), as sublessor, and Trustor, as sublessee, a memorandum of which Sublease was recorded in the Official Records on June 28, 1991 in Book 6539, Page 1433, pertaining to a sublease of that certain lease executed on July 26, 1989 and December 29, 1989 between John M. Wuerth as trustee of the John M. Wuerth Family Trust, as lessor, and ZSI, as lessee, a memorandum of which lease was recorded in the Official Records on January 9, 1990, in Book 6333, Page 2190."

                1.2 Series B Wind Park Agreements. The Deed of Trust is hereby modified to provide that the term 'Series B Wind Park Agreements" shall mean and include the Series B Wind Park Easement Agreement, the Series B Access Easement Agreement, the Series B Grant of Interconnect Easement Agreement, the Series B PTF Agreement, the Sublease, and the Right-of-Way Agreement and Grant of Easement dated as of June 30, 1992 by and between Zond Systems, Inc., on one hand, and Zond Windsystem Partners, Ltd. Series 85-A, the Partnership and Beneficiary, on the other.

                1.3 Ratification of Deed of Trust. The Deed of Trust, as supplemented herein, is hereby incorporated herein in its entirety by this reference, and the Partnership and Beneficiary jointly affirm and agree that the Deed of Trust, as supplemented herein, secures the full performance of each and every obligation set forth in the Series B Purchase Note and the Deed of Trust and continues to be effective as, and to constitute, a first and prior lien and charge on the real property interests encumbered thereby to the full extent of all obligations secured thereby.

                                   ARTICLE II

                                  MISCELLANEOUS

                2.1 Reservation of Rights. This Agreement shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary under the terms of the Deed of Trust, as supplemented herein.

                2.2 Conflicting Provisions. In the event of any conflict between the terms of the Deed of Trust and the provisions of this Agreement, the terms of this Agreement shall control. This Agreement shall be deemed to form a part of the Deed of Trust, and, except as specifically supplemented herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of this Agreement.

                2.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of such counterparts together shall constitute but one and the same instrument.

                2.4 Governing Law. This Agreement shall be governed by and construed in accordance with California law.

                IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first hereinabove written.

                        PARTNERSHIP:  ZOND WINDSYSTEM PARTNERS, LTD
                                      Series 85-B,
                                      a California limited partnership


                                      By: Zond Windsystems Management
                                          Corporation IV, a California
                                          corporation, its general partners


                                      By: /s/ Kenneth C. Karas
                                          --------------------------------------
                                              President
                                      Its:
                                          --------------------------------------


                                      BENEFICIARY:

                                      ZOND WINDSYSTEMS HOLDING
                                      COMPANY, a California corporation,
                                      formerly known as ZOND CONSTRUCTION
                                      CORPORATION III, a California corporation


                                      By: /s/ Kenneth C. Karas
                                          --------------------------------------
                                              President
                                      Its:
                                          --------------------------------------

State of California                 )
-------------------                 ) ss.
County of Los Angeles               )
---------------------

                On August 20, 1992 before me, Albina M. Lovasz personally
                   ---------------            ----------------
appeared Kenneth C. Karas, personally known to me (or proved to me on the basis
         ----------------
of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                Witness my hand and official seal.


                                                                  [SEAL]
                                          /s/ Albina M. Lovasz
                                          --------------------
                                               SIGNATURE

State of California     )
-------------------     ) ss.
County of Los Angeles   )
---------------------

                On August 20, 1992 before me, Albina M. Lovasz personally
                   ---------------            ----------------
appeared Kenneth C. Karas, personally known to me (or proved to
         ----------------
me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                Witness my hand and official seal.

                                                                  [SEAL]

                                          /s/ Albina M. Lovasz
                                          --------------------
                                                SIGNATURE

State of California     )
-------------------     ) ss.
County of Los Angeles   )
---------------------

                On August 20, 1992 before me, Albina M. Lovasz personally
                   ---------------            ----------------
appeared Kenneth C. Karas, personally known to me (or proved to
         ----------------
me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                Witness my hand and official seal.


                                                                 [SEAL]

                                          /s/ Albina M. Lovasz
                                          --------------------
                                                SIGNATURE

State of California     )
-------------------     ) ss.
County of Los Angeles   )
---------------------

                On August 20, 1992 before me, Albina M. Lovasz personally
                   ---------------            ----------------
appeared Kenneth C. Karas, personally known to me (or proved to
         ----------------
me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                Witness my hand and official seal.

                                                                 [SEAL]

                                          /s/ Albina M. Lovasz
                                          --------------------
                                                SIGNATURE